UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

-----------------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

-----------------------

Date of Report (Date of earliest event reported):
April 26, 2016

United States Steel Corporation
-----------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
---------------	------------------------	-------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
---------------------------------------	----------
(Address of principal executive offices)	(Zip Code)

(412) 433-1121
------------------------------
(Registrant's telephone number,
including area code)

------------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02. Results of Operations and Financial Condition

On April 26, 2016, United States Steel Corporation issued a press release announcing its financial results for the first quarter of 2016. The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1
Press Release dated April 26, 2016, titled “United States Steel Corporation Reports 2016 First Quarter Results with Strong Liquidity and Positive Operating Cash Flow Under Challenging Market Conditions,” together with related unaudited financial information and statistics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Colleen M. Darragh
--------------------------------------
Colleen M. Darragh
Vice President & Controller

Dated: April 26, 2016